SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

March 27, 2013
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 27, 2013, All-American Golf Center, Inc. (“AAGC”) the majority owned subsidiary of All-American SportPark, Inc. (the "Company") entered into a Golf Center Sponsorship Agreement with Taylor Made Golf Company, Inc., doing business as TaylorMade-adidas Golf Company (“TMaG”) pursuant to which the golf center operated by AAGC will be rebranded using TaylorMade® and other TMaG trademarks.

     As part of the Agreement, TMaG has agreed to reimburse AAGC for the reasonable costs associated with the rebranding efforts, including the costs associated with the build-out of the golf center and a new performance lab (described below), up to a specified maximum amount. In addition AAGC received a payment of $200,000 upon execution of the Agreement and, so long as AAGC continues to operate the golf center and comply with the terms and conditions of the Agreement TMaG will make additional payments to AAGC on each of March 26, 2014 and March 26, 2015.

     The Agreement provides that TMaG will install a performance lab at AAGC's facility which will include one nine-camera motion analysis system and one putting lab, and will provide additional services, equipment, supplies and resources for the golf center.

     The Agreement includes provisions concerning the display of TMaG merchandise, payment terms, retail sales targets and other related matters. Also, Saint Andrews Golf Shop, a tenant of AAGC which is owned by Ronald Boreta, the Company's President, and John Boreta, a Director of the Company, will receive a quarterly rebate based on the wholesale price of the TMaG merchandise purchased at the golf center. In addition, provided that the Las Vegas Golf and Tennis stores owned by Ronald Boreta and John Boreta maintain TMaG as its premier vendor at its locations, TMaG will pay such stores a quarterly rebate based on the wholesale price of the TMaG Merchandise purchased at those locations.

     The initial term of the Agreement is for five years. AAGC and TMaG may mutually agree in writing to extend the Agreement for an additional four year period; provided that the option to renew the Agreement shall be determined by the parties not later than ninety (90) days prior to the end of the initial term and shall be consistent with the AAGC's lease on its golf center property.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: March 28, 2013	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President

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